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                                                                    EXHIBIT 4.16

                              CERTIFICATE OF TRUST
                                       OF
                           GOODYEAR CAPITAL TRUST III


                  The undersigned Trustees of Goodyear Capital Trust III (the "Trust"), pursuant to the Delaware Business Trust Act (12 Del. C. ss.3801, et seq.), HEREBY CERTIFY:

                  1. Name. The name of the business trust formed hereby is:

                           Goodyear Capital Trust III

                  2. Delaware Trustee. The name and business address of the Delaware Trustee of the Trust in the state of Delaware is Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase Bank, Attention: Institutional Trust Services, 500 Stanton Christiana Road, Floor3/OPS4, Newark, Delaware 19713.

                  IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Certificate of Trust as of the 12th day of June, 2002.


                                 DELAWARE TRUSTEE:

                                 Chase Manhattan Bank USA, National Association


                                 By: /s/ Dennis Kelly
                                     -------------------------------------------
                                          Name:  Dennis Kelly
                                          Title:  Assistant Vice President


                                 PROPERTY TRUSTEE:

                                 JPMORGAN CHASE BANK

                                 By: /s/ Patrick J. Healy
                                     -------------------------------------------
                                          Name:  Patrick J. Healy
                                          Title:  Vice President


                                 REGULAR TRUSTEE:


                                 /s/ Stephanie W. Bergeron
                                 -----------------------------------------------
                                          Stephanie W. Bergeron